Exhibit 99.13

This draft is furnished solely for the purpose of indicating the form of agreed upon procedures report (AUP report) that we would expect to be able to furnish the Specified Parties in response to their request to perform agreed-upon procedures on the transaction, the matters to be covered in the AUP report, and the nature of the procedures performed with respect to such matters. Based on our discussions with the Specified Parties, it is our understanding that the procedures outlined in this draft AUP report are those they wish us to perform. Unless the Specified Parties inform us otherwise, we shall assume that there are no additional procedures they wish us to perform.

Independent Accountants’ Agreed-Upon Procedures Report

Onslow Bay Financial LLC (the “Company”)
BofA Securities, Inc. (the “Initial Purchaser”)
(together, the “Specified Parties”)

Re: OBX 2024-HYB1 Trust – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “OBX 2024-HYB1 ASF Tape 20240125.xlsx” provided by the Company on January 25, 2024, containing information on 887 mortgage loans (the “Loans”) as of January 1, 2024 (the “Data File”), which we were informed are intended to be included as collateral in the offering by OBX 2024-HYB1 Trust. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

●	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

●	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

●	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

●	The term “Loan File” means the following information sources provided by the Company or Initial Purchaser on behalf of the Company for each Sample Loan (defined below) as applicable: Promissory Note, Uniform Residential Loan Application (URLA), Final Closing Disclosure, Occupancy Statement, Appraisal Report, Purchase Agreement, Addendum to Purchase Agreement, Uniform Underwriting and Transmittal Summary, ARM Disclosure, Modification Document, HUD-1, Subordinate Lien Note, HELOC Agreement, Title Report, Deferment Agreement, Active PMI Loans Schedule and/or Current P&I Schedule. We make no representation regarding the validity or accuracy of these documents or the execution of the applicable documents by the borrower.

●	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in the table below.

●	The term “Provided Information” means the Loan File and Instructions.

Prior to being provided the Data File, we received one or more earlier versions of the data file on which to perform our procedures. In performing those procedures, we identified differences which were communicated to the Specified Parties. The Data File represents the revised information reflecting resolution of differences communicated as determined appropriate by the Specified Parties. We performed the procedures on the Data File, and the results of those procedures are reflected herein.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.	We randomly selected a sample of 88 Loans from the Data File (the “Selected Loans”). We were also provided a list of 51 Loans (the “Specified Loans”) by the Initial Purchaser, on behalf of the Company. A listing of the Selected Loans and Specified Loans (together the “Sample Loans”) is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Loans we were instructed to randomly select from the Data File.

B.	For each Sample Loan, we compared or recomputed the specified attributes listed below to or using the corresponding information included in the Loan File, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Loan File or the inability to agree the indicated information from the Data File to the Loan File for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Loan File information is listed in the order of priority.

Attribute	Loan File / Instructions
Seller Loan Number	Provided by the Company
Original Term to Maturity	URLA
Original Amortization Term	URLA, Promissory Note
Original Loan Amount	Promissory Note
Original Interest Rate	Promissory Note
Current Payment Amount Due

Modification Document, Promissory Note

Use the Current P&I Schedule for the following Sample Loans:

OBX24HYB1040

OBX24HYB1089

OBX24HYB1270

OBX24HYB1118

OBX24HYB1125

OBX24HYB1285

OBX24HYB1174

OBX24HYB1060

OBX24HYB1337

OBX24HYB1009

OBX24HYB1317

OBX24HYB1007

OBX24HYB1259

OBX24HYB1078

OBX24HYB1140

OBX24HYB1055

OBX24HYB1050

OBX24HYB1359

OBX24HYB1229

Attribute	Loan File / Instructions
First Payment Date of Loan	Promissory Note
State	Promissory Note
City	Promissory Note
Postal Code	Promissory Note
Prepayment Penalty Total Term	Promissory Note
Occupancy	URLA, Occupancy Statement
Property Type

Appraisal Report

Do not perform any procedure on the portion of the attribute related to whether the Property Type is attached or detached for the following Sample Loans:

OBX24HYB1817

OBX24HYB1818

OBX24HYB1814

OBX24HYB1339

OBX24HYB1488

OBX24HYB1589

OBX24HYB1703

Consider property types of “dPUD (PUD with “de minimus” monthly HOA dues" and “PUD (Only for use with Single-Family Detached Homes with PUD riders)” to be “PUD.”

Original Appraised Property Value	Appraisal Report
Sales Price

Final Closing Disclosure, Appraisal Report, Uniform Underwriting and Transmittal Summary, Purchase Agreement, Addendum to Purchase Agreement

Use the HUD-1 for the following Sample Loans:

OBX24HYB1078

OBX24HYB1732

Attribute	Loan File / Instructions
Loan Purpose

URLA, Final Closing Disclosure, Uniform Underwriting and Transmittal Summary.

Use the HUD-1 for the following Sample Loans:

OBX24HYB1030

OBX24HYB1140

OBX24HYB1055

Do not perform any procedure on the portion of the attribute related to the Loan Purpose initiation, purpose of cash out or if the loan is for a first-time home purchase.

Junior Mortgage Balance

Uniform Underwriting and Transmittal Summary, Title Report

Use the Subordinate Lien Note for the following Sample Loans:

OBX24HYB1018

Use the HELOC Agreement for the following Sample Loans:

OBX24HYB1404

OBX24HYB1140

OBX24HYB1732

Use the Final Closing Disclosure for the following Sample Loans:

OBX24HYB1739

Original LTV	Recompute by dividing (i) Original Loan Amount, by (ii) the Sales Price if purchase or the Original Appraised Property Value if not a purchase
Original CLTV	Recompute by dividing (i) the sum of (a) Original Loan Amount and (b) Junior Mortgage Balance (if applicable), by (ii) the Sales Price if purchase or the Original Appraised Property Value if not a purchase
Gross Margin	Modification Document, Promissory Note
Initial Fixed Rate Period	Modification Document, ARM Disclosure, Promissory Note

Attribute	Loan File / Instructions
Subsequent Interest Rate Reset Period	Modification Document, ARM Disclosure, Promissory Note
Index Type	Modification Document, ARM Disclosure, Promissory Note
Lifetime Maximum Rate (Ceiling)	Modification Document, ARM Disclosure, Promissory Note
Lifetime Minimum Rate (Floor)	Modification Document, ARM Disclosure, Promissory Note
Total Deferred Amount	Deferment Agreement Provided by the Company for the following Sample Loans: OBX24HYB1394 OBX24HYB1359
Active MI Flag	Provided by the Company Use the Active PMI Loans Schedule for Sample Loans that are not “N” in the Data File.
Modification Date	Provided by the Company Use the Modification Document for Sample Loans that are not “0” in the Data File
Modified Coupon	Provided by the Company Use the Modification Document for Sample Loans that are not “0” in the Data File
Modified Term	Provided by the Company Use the Modification Document for Sample Loans that are not “0” in the Data File

C.	For each Sample Loan, we recomputed the Maturity Date using the First Payment Date of the Loan and the Original Term to Maturity included in the Data File. We compared the results of our recomputation to the corresponding month and year in the Promissory Note.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Loans, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Loans being securitized, (iii) the compliance of the originator of the Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Loans that would be material to the likelihood that the issuer of the nature of issued securities will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

New York, New York
January 25, 2024

Exhibit A

Sample Loan #(1)	Unique Identifier(2)	Sample Loan #(1)	Unique Identifier(2)	Sample Loan #(1)	Unique Identifier(2)	Sample Loan #(1)	Unique Identifier(2)
1	OBX24HYB1232	36	OBX24HYB1364	71	OBX24HYB1007	106	OBX24HYB1412
2	OBX24HYB1404	37	OBX24HYB1314	72	OBX24HYB1795	107	OBX24HYB1393
3	OBX24HYB1534	38	OBX24HYB1136	73	OBX24HYB1476	108	OBX24HYB1332
4	OBX24HYB1549	39	OBX24HYB1270	74	OBX24HYB1259	109	OBX24HYB1370
5	OBX24HYB1339	40	OBX24HYB1548	75	OBX24HYB1470	110	OBX24HYB1062
6	OBX24HYB1519	41	OBX24HYB1118	76	OBX24HYB1134	111	OBX24HYB1359
7	OBX24HYB1040	42	OBX24HYB1125	77	OBX24HYB1776	112	OBX24HYB1383
8	OBX24HYB1488	43	OBX24HYB1285	78	OBX24HYB1852	113	OBX24HYB1871
9	OBX24HYB1619	44	OBX24HYB1843	79	OBX24HYB1254	114	OBX24HYB1884
10	OBX24HYB1081	45	OBX24HYB1212	80	OBX24HYB1030	115	OBX24HYB1684
11	OBX24HYB1327	46	OBX24HYB1313	81	OBX24HYB1078	116	OBX24HYB1844
12	OBX24HYB1750	47	OBX24HYB1174	82	OBX24HYB1345	117	OBX24HYB1788
13	OBX24HYB1801	48	OBX24HYB1060	83	OBX24HYB1274	118	OBX24HYB1886
14	OBX24HYB1575	49	OBX24HYB1865	84	OBX24HYB1564	119	OBX24HYB1664
15	OBX24HYB1065	50	OBX24HYB1357	85	OBX24HYB1462	120	OBX24HYB1656
16	OBX24HYB1532	51	OBX24HYB1168	86	OBX24HYB1442	121	OBX24HYB1594
17	OBX24HYB1629	52	OBX24HYB1835	87	OBX24HYB1140	122	OBX24HYB1810
18	OBX24HYB1754	53	OBX24HYB1486	88	OBX24HYB1694	123	OBX24HYB1817
19	OBX24HYB1830	54	OBX24HYB1586	89	OBX24HYB1229	124	OBX24HYB1662
20	OBX24HYB1385	55	OBX24HYB1831	90	OBX24HYB1394	125	OBX24HYB1711
21	OBX24HYB1089	56	OBX24HYB1337	91	OBX24HYB1164	126	OBX24HYB1713
22	OBX24HYB1211	57	OBX24HYB1867	92	OBX24HYB1400	127	OBX24HYB1708
23	OBX24HYB1039	58	OBX24HYB1460	93	OBX24HYB1511	128	OBX24HYB1701
24	OBX24HYB1872	59	OBX24HYB1296	94	OBX24HYB1137	129	OBX24HYB1869
25	OBX24HYB1207	60	OBX24HYB1157	95	OBX24HYB1696	130	OBX24HYB1657
26	OBX24HYB1589	61	OBX24HYB1712	96	OBX24HYB1228	131	OBX24HYB1818
27	OBX24HYB1425	62	OBX24HYB1018	97	OBX24HYB1733	132	OBX24HYB1814
28	OBX24HYB1636	63	OBX24HYB1570	98	OBX24HYB1055	133	OBX24HYB1466
29	OBX24HYB1172	64	OBX24HYB1009	99	OBX24HYB1739	134	OBX24HYB1832
30	OBX24HYB1449	65	OBX24HYB1177	100	OBX24HYB1758	135	OBX24HYB1714
31	OBX24HYB1823	66	OBX24HYB1188	101	OBX24HYB1732	136	OBX24HYB1641
32	OBX24HYB1796	67	OBX24HYB1033	102	OBX24HYB1050	137	OBX24HYB1840
33	OBX24HYB1762	68	OBX24HYB1666	103	OBX24HYB1310	138	OBX24HYB1873
34	OBX24HYB1583	69	OBX24HYB1317	104	OBX24HYB1302	139	OBX24HYB1703
35	OBX24HYB1819	70	OBX24HYB1845	105	OBX24HYB1729

(1) Sample Loans #1 through #88 are the Selected Loans. Sample Loans #89 through #139 are the Specified Loans.

(2) The Company has assigned a unique 12-digit unique identifier to each Loan in the Data File. The unique identifiers referred to in this Exhibit are not the customer account numbers.

A-1